Form 8-K - CURRENT REPORT

        (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 9, 2000

                      CENTURY PENSION INCOME FUND XXIII
            (Exact name of registrant as specified in its charter)


         California                       0-14528              94-2963120
(State or other jurisdiction            (Commission         (I.R.S. Employer
      of incorporation)                 File Number)         Identification
                                                                 Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                   29602
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

                                       N/A

        (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

Regency Center was sold on June 9, 2000. The property was sold to Henry, Watz, Gardner, Sellers & Gardner, PLLC, an unrelated party, for $12,500,000.

Item 7.     Financial Statements and Exhibits

(b)   Pro forma financial information.

The  required  pro  forma  financial   information   will  be  provided  in  the
Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 2000.

(c)   Exhibits

      10.13 Purchase and Sale Contract between Registrant and Jeffrey C. Ruttenburg, an individual, dated December 28, 1999.

      10.14 Amendment to Purchase and Sale Contract between Registrant and Jeffrey C. Ruttenburg, an individual, dated February 9, 2000.

      10.15   Second   Amendment  to  Purchase  and  Sale   Contract   between
              Registrant and Jeffrey C. Ruttenburg, an individual, dated March 29, 2000.

      10.16 Assignment of Purchase and Sale Contract between Jeffrey C. Ruttenburg, an individual, and Henry, Watz, Gardner, Sellers & Gardner, PLLC, dated April 14, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CENTURY PENSION INCOME FUND XXIII

                                 By:      Fox Partners VI
                                          Its General Partner

                                 By:      Fox Capital Management Corporation
                                          Its Managing General Partner

                                 By:      /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President

                                 Date:

                                                                 Exhibit 10.13



                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                        CENTURY PENSION INCOME FUND XXIII

                        a California limited partnership

                                    AS SELLER

                                       AND

                             JEFFREY C. RUTTENBERG,

                                  an individual

                                  AS PURCHASER

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract") is entered into as of the 28th day of December, 1999 (the "Effective Date") by and between CENTURY PENSION INCOME FUND XXIII, a California limited partnership, having a principal address at 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222 ("Seller") and JEFFREY C. RUTTENBERG, an individual, having a principal address at c/o JCR Properties, 111 Cheapside, Lexington, Kentucky 40588 ("Purchaser").

      NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements herein after set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

R-1. Seller holds legal title to the real estate located in Fayette County, Kentucky, as more particularly described in Exhibit A attached hereto and made a part hereof. Improvements have been constructed on the property described in this Recital.

R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Property will be conveyed by special warranty deed or equivalent deed to Purchaser.

R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser on the terms and conditions set forth below.

R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of each of the Property as Purchaser deems necessary and desirable.
ARTICLE 1

                                  DEFINED TERMS

1.1 Unless otherwise defined herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this Article 1 below.

1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of Kentucky. 1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds.

1.1.4 "Commercial Lease(s)" means all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the applicable Property.

1.1.5 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.5, if any, attached hereto.

1.1.6 Intentionally Omitted.

1.1.7 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in
Exhibit 1.1.7.

1.1.8 "Improvements" means all buildings and improvements, located on the Land taken "as is".

1.1.9 "Land" means all of those certain tracts of land located in the State of Kentucky described on Exhibit "A" attached hereto, and all rights, privileges, easements and appurtenances pertaining thereto.

1.1.10 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, including operating and maintenance files, tenant files and other books and records used in connection with the ownership and operation of the Property (other than Seller's proprietary information), any trade names and general intangibles relating to the Property, including all rights of Seller, if any, in and to the name "Regency Centre", excluding, however, (i) receivables, (ii) Property Contracts, (iii) Commercial Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits, or (viii) insurance or other prepaid items or (ix) Seller's proprietary books and records, except to the extent that Seller receives a credit on the closing statement for any such item.

1.1.11 "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Commercial Lease.

1.1.12 "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

1.1.13 "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller in and to Property Contracts and Commercial Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.14 "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on 90 days' or shorter Notice, except Commercial Leases.

1.1.15 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

1.1.16 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.

1.1.17      "Survey" shall have the meaning ascribed thereto in Section 6.12.

1.1.18 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Commercial Lease.

1.1.19 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

1.1.20      "Title Insurer" shall have the meaning set forth in Section 6.1.

                                   ARTICLE 2

                          PURCHASE AND SALE OF PROPERTY

2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                   ARTICLE 3

                            PURCHASE PRICE & DEPOSIT

3.1 The total purchase price ("Purchase Price") for the Property shall be Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00) which shall be paid by Purchaser, as follows:

3.1.1 On the date hereof, Purchaser shall deliver to Chicago Title Insurance Company ("Escrow Agent" or the "Title Insurer") a deposit in the sum of One Hundred Thousand and No/100 Dollars ($100,000.00), in cash, (such sum being hereinafter referred to and held as the "Deposit"). If Purchaser exercises Purchaser's Closing Extension Option (as hereinafter defined) to extend the Closing, Purchaser shall deliver to Escrow Agent the additional sum of One Hundred Thousand and No/100 Dollars (100,000.00), in cash (such additional sum being hereinafter referred to and held as the "Closing Extension Option Deposit"). Purchaser shall also deliver a quitclaim deed to the Escrow Agent in the form attached as Exhibit 3.1.1. Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit B.

3.1.2 At or before 5:00 p.m. Eastern time on the date of expiration of the Feasibility Period, provided Purchaser has not terminated this Purchase Contract pursuant to Section 5.2 below, Purchaser shall deliver to Escrow Agent an additional deposit in the sum of Two Hundred Thousand and No/100 Dollars
($200,000.00), in cash (such sum being hereinafter referred to as the "Additional Deposit").

3.1.3 The Escrow Agent shall hold the Deposit, the Closing Extension Option Deposit and the Additional Deposit and make delivery of the Deposit, the Closing Extension Option Deposit and the Additional Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit, the Closing Extension Option Deposit and the Additional Deposit in such short-term, high-grade securities, interest-bearing federally-insured bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit, the Closing Extension Option Deposit, and the Additional Deposit as directed by Purchaser should Purchaser in his sole discretion determine to issue such investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Deposit, the Closing Extension Option Deposit and the Additional Deposit and shall be remitted to the party entitled to the Deposit, the Closing Extension Option Deposit and the Additional Deposit, as set forth below.

3.1.4 If Purchaser terminates this Purchase Contract in accordance with the requirements of Section 5.2 or Section 6.8 or Article 9 hereof, the Deposit, the Closing Extension Option Deposit, and Additional Deposit shall be returned to Purchaser in accordance with the terms thereof. If the sale of the Property is closed by the date fixed therefor (or any extension date provided for by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit, the Closing Extension Option Deposit, and the Additional Deposit shall be applied to the Purchase Price on the Date of Closing. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Deposit, the Closing Extension Option Deposit, and the Additional Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, except for Purchaser's liability under Section 5.3.

3.1.5 If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit, the Closing Extension Option Deposit (if then paid), and the Additional Deposit (if then paid) shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.

                                   ARTICLE 4

                                    FINANCING

4.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.

                                   ARTICLE 5

                               FEASIBILITY PERIOD

5.1 Subject to the terms of Section 5.3 below, for thirty-five (35) calendar days following Purchaser's receipt of the Materials as defined in Section 5.5 hereto (i.e., through January 31, 2000 if the Materials are delivered to Purchaser on December 28, 1999), but in no event later than February 14, 2000 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:

5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).

5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

5.1.3 To ascertain and confirm the suitability of the property for Purchaser's intended use of the Property.

5.1.4 To review all Materials (as hereinafter defined) other than Seller's proprietary information.

      Upon  delivery  of  all  the  Materials  to  Purchaser,  a  Due  Diligence
Commencement Letter in the form of Exhibit 5.1 attached hereto, shall be executed by Seller and Purchaser, to confirm the beginning date and expiration date of the Feasibility Period.

5.2 Should the results of any of the matters referred to in sub-paragraphs 5.1.1, 5.1.2, 5.1.3 and 5.1.4 above appear unsatisfactory to Purchaser for any reason, then Purchaser shall have the right to terminate this Purchase Contract by giving written Notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. EST on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect except for Purchaser's liability under Section 5.3, and Escrow Agent shall forthwith deliver the Quitclaim Deed of all of Purchaser's right and interest in the Property to Seller, and Escrow Agent shall return the Deposit to Purchaser within three (3) Business Days after Escrow
Agent and Seller receive Purchaser's written Notice of cancellation. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this ARTICLE 5 and in ARTICLE 9. Notwithstanding anything in this Purchase Contract to the contrary, Purchaser shall be entitled to terminate this Purchase Contract prior to expiration of the Feasibility Period for any reason whatsoever, with or without cause, as determined by Purchaser in his sole and absolute discretion. Purchaser shall have no obligation whatsoever to disclose to Seller the reason for the termination of this Purchase Contract.

5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with broad form contractual and personal injury liability endorsements with respect to the Property and Purchaser's activities carried on therein, in amounts (including deductible amounts) and with such insurance carriers as shall be approved by Seller and naming Seller and its affiliates as loss payees or additional insureds (at the option of Seller), with endorsements acceptable to Seller, including a waiver of defenses of the insurer based on the actions or inaction of Purchaser (which insurance must be reasonably approved by Seller). Such liability insurance shall provide coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise). The provisions of this Section shall survive the Closing or termination of this Purchase Contract.

5.4 Purchaser shall not permit any mechanic's or materialman's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property, shall deliver proof of insurance coverage required above to Seller and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

5.5 Seller shall deliver to Purchaser within five (5) calendar days from the Effective Date the items listed in Exhibit 5.5 attached hereto (collectively, the "Materials"), provided such Materials are in Seller's possession or control and relate to the Property (other than proprietary information of Seller, which shall not be included in the Materials). If the sale of the Property is not closed by the date fixed therefor, Purchaser shall, within five (5) calendar days, return all such Materials to Seller.

                                   ARTICLE 6

                                      TITLE

6.1 Purchaser shall promptly secure a commitment for title insurance for the Property in an amount equal to the Purchase Price ("Title Commitment"), issued by Chicago Title Insurance Company ("Title Insurer") for an owner's title insurance policy on the most recent standard American Land Title Association ("ALTA") Policy form, together with legible copies of all instruments identified as exceptions therein and shall cause a copy thereof to be delivered to Seller during the Feasibility Period. Purchaser agrees that it shall be solely responsible for payment of all costs relating to procurement of the Title Commitment and any Owner title policy. Purchaser shall have until expiration of the Feasibility Period in which to examine title to the Property, to review the Title Commitment and the Survey (as hereinafter defined), and to review any UCC Search Reports obtained by Purchaser. Prior to the expiration of the Feasibility Period, Purchaser shall notify Seller in writing of any liens, encumbrances or adverse condition to title, or matters of survey, which are unacceptable to Purchaser (collectively, the "Title Objections"). Unless Purchaser notifies Seller in writing prior to the expiration of the Feasibility Period of any Title Objections, Purchaser shall be deemed to be satisfied as of the conclusion of the Feasibility Period with the condition of title to the Property, the Survey and the results of any UCC Search Reports. In the event Purchaser notifies Seller of any Title Objections, Seller shall have the option, but not the obligation, to cure or otherwise satisfy the Title Objections in a manner acceptable to Purchaser and in accordance with Sections 6.7 and 6.8 hereof, at Seller's sole cost and expense. If Seller does not elect to cure any Title Objections, the provisions of Section 6.8 hereof shall apply. In addition, during the Feasibility Period, Purchaser shall be entitled to identify as Title Objections such affirmative title insurance coverages or special endorsements as determined necessary by Purchaser, or Purchaser's designee, for which Seller shall use its best efforts to cause Title Insurer to provide, provided any premium charge for such affirmative title insurance coverages or special endorsements as determined necessary by Purchaser, or Purchaser's designee, shall be at Purchaser's sole cost and expense, and provided further that such affirmative title insurance coverages or special endorsements shall not require any undertakings or indemnities from Seller.

6.2 Purchaser agrees to accept title to the Land and Improvements, so long as the same is insurable at ordinary rates and any conveyance by special warranty deed or equivalent deed pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions", but only to the extent the same are approved by Purchaser in accordance with Section 6.1 above, and Purchaser agrees to accept the deed and title subject thereto:

6.2.1 All exceptions shown in the Title Commitment and approved by Purchaser (other than mechanics' liens and taxes due and payable in respect of the period preceding Closing) and all exceptions noted in Exhibit 6.2.1 attached hereto and approved by Purchaser; and

6.2.2 Such exceptions and matters as approved by Purchaser and as the Title Company shall be willing to omit as exceptions to coverage; and

6.2.3 All Commercial Leases and any other occupancy, residency, lease, tenancy and similar agreements, copies of which have been delivered to Purchaser, or for which Purchaser's approval is required and given in accordance with Section
16.21.5 of this  Purchase  Contract;  and

6.2.4 All Property Contracts and any other existing contracts created in the ordinary course of business by Seller, which are not identified for termination by Purchaser during the Feasibility Period; and

6.2.5 Real estate and property taxes for the calendar year in which closing occurs to the extent not due and payable;

6.2.6  Intentionally  deleted;  and

6.2.7 All matters of public record which are shown in the Title Commitment (to the extent approved by Purchaser).

6.3 The existence of other mortgages, liens, or encumbrances shall not be objections to title, provided that properly executed instruments in recordable form necessary to satisfy and remove the same of record are delivered to Purchaser at Closing or, in the alternative, with respect to any mortgage or deed of trust liens, that payoff letters from the holder of the mortgage or deed of trust liens shall have been delivered to and accepted by Title Insurer (sufficient to remove the same from the policy issued at Closing), together in either case, with recording and/or filing fees.

6.4 Unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the applicable Property hereunder and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained in ARTICLE 7 herein.

6.5 Unpaid franchise or business corporation taxes of any corporations in the chain of title shall not be an objection to title, provided that Title Insurer agrees to insure against collection out of the property or otherwise against Purchaser or its affiliates, and provided further that Title Insurer agrees to omit such taxes as exceptions to coverage with respect to any lender's mortgagee insurance policy.

6.6 If there shall be conditional bills of sale or Uniform Commercial Code financing statements that were filed on a day more than five (5) years prior to the Closing Date, and such financing statements have not been extended by the filing of UCC-3 continuation statements within the past five (5) years prior to such Closing, such financing statements shall not be deemed an objection to title.

6.7 If on or before the Closing Date, the state of title is other than in accordance with the requirements set forth in this Purchase Contract or if any condition to be fulfilled by Seller shall not be satisfied, Purchaser shall provide Seller with written Notice thereof at such time, or such title objection or unfulfilled condition shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser timely gives Seller such Notice, or if Purchaser has given Seller written notice of any Title Objections in accordance with Section 6.1 above, Seller at its sole option and upon Notice to Purchaser within seven (7) calendar days following receipt of such Notice may elect to cure such objection or unfulfilled condition. If Seller makes such election, then Purchaser and Seller shall delay the Closing for a reasonable period of time for Seller to cure any such objection or condition, such period not to exceed thirty (30) calendar days. Should Seller be able to cure such objection or condition, or should Seller be able to cause title insurance over the same by the Closing Date or any postponed Closing Date, or should Purchaser waive such objection or condition within such period for cure, then the Closing shall take place on or before thirty (30) calendar days after Notice of such cure or waiver.

6.8 If Seller does not elect to cure such objection or unfulfilled condition or during the period of cure Seller is unable or unwilling, in its sole discretion or opinion, to eliminate such Title Objection or cause Title Insurer to insure over such matter or satisfy such unfulfilled condition, Seller shall give Purchaser written Notice thereof, and if Purchaser does not waive such objection by written Notice delivered to Seller and the title company issuing the Title Commitment on or before seven (7) calendar days following the date Seller gives such Notice, then this Purchase Contract shall automatically terminate, in which event Purchaser shall release and quitclaim all of Purchaser's right and interest in such Property to Seller, and the parties hereto shall have no further obligations to each other, except for Purchaser's obligations pursuant to Section 5.3 above, and the Deposit, the Closing Extension Option Deposit (if then paid), and the Additional Deposit (if then paid) shall be immediately returned to Purchaser.

6.9 Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the date of this Purchase Contract and the Closing Date (other than Commercial Leases and Property Contracts that have been approved in writing by Purchaser with Purchaser's prior written consent, which consent may not be unreasonably withheld); any such monetary lien or encumbrance so attaching by voluntary act of Seller shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, and except as required in this Purchase Contract, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same.

6.10 Anything to the contrary notwithstanding, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception, that has been waived or deemed to have been waived by Purchaser.

6.11 Intentionally deleted.

6.12 Purchaser at Purchaser's sole cost and expense, may cause to be prepared a survey for the Property ("Survey") to be delivered to Purchaser and Seller within the Feasibility Period. The Survey (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA; (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions; (iii) shall specifically show all improvements, recorded easements to the extent locatable, set back lines, and such other matters shown as exceptions by the Title Commitments; (iv) shall specifically show the right of way for all adjacent public streets; (v) shall specifically disclose whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (vi) shall contain a perimeter legal description of the Property which may be used in the special warranty deed or equivalent deed; (vii) shall be certified to Purchaser, Purchaser's lender, Seller and Title Insurer as being true and correct; and (viii) shall certify that the legal description set forth therein describes the same, and comprises all of, the real estate comprising the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the special warranty deed delivered to Purchaser at Closing, and the Survey legal shall be used in a quitclaim deed to the Property which also shall be delivered to Purchaser at Closing. Purchaser, at Purchaser's sole cost and expense, may also cause to be prepared an environmental report for the Property ("Environmental Report").

6.12.1 Should such Survey or environmental report, if any, disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in Section 6.1 above.

6.12.2 Purchaser agrees to make payment in full of all costs of obtaining Surveys required by this Purchase Contract on or before Closing or termination of this Purchase Contract.

                                   ARTICLE 7

                                     CLOSING

7.1 Dates,  Places Of Closing,  Prorations,  Delinquent  Rent and Closing Costs.

7.1.1 The Closing shall occur no later than twenty-five (25) calendar days after the expiration of the Feasibility Period (the "Scheduled Closing Date"), through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

7.1.2 Purchaser shall have the option (the "Closing Extension Option") to extend the Closing for an additional thirty (30) calendar days beyond the Scheduled Closing Date upon the occurrence of, and subject to, the following conditions:
(i) concurrently with the delivery of the Extension Notice (defined below), Purchaser shall deposit with Escrow Agent the Closing Extension Option Deposit;
(ii) Purchaser  shall not have breached any of its  obligations  hereunder;  and
(iii) all of Purchaser's representations and warranties contained in Section 8.2 hereof shall be true and correct as of the date on which Purchaser notifies Seller and Escrow Agent of Purchaser's exercise of its Closing Extension Option. Purchaser's Closing Extension Option shall be exercised, if at all, by prior written notice to Seller and Escrow Agent (the "Extension Notice"), received no later than four (4) Business Days prior to the Scheduled Closing Date.

7.1.3 The Closing Extension Option Deposit shall be credited toward the Purchase Price at the Closing, and shall be non-refundable when paid, except in the event the sale of the Property is not consummated due to a default by Seller.

7.1.4 All normal and customarily proratable items, including, without limitation, Rents (as defined below), operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied deposits under Tenant leases, if any, including any letters of credit delivered by Tenants in lieu of cash deposits, shall be transferred by Seller to Purchaser at the Closing. Seller shall pay at Closing any accrued but unpaid tenant improvement allowances and leasing commissions under Commercial Leases executed prior to the Effective Date. Purchaser shall assume or pay at Closing any tenant improvement allowances and leasing commissions under Commercial Leases approved in writing by Purchaser and executed after the Effective Date. Purchaser shall assume any payments due parties under the Property Contracts assumed by Purchaser and approved in writing by Purchaser, provided such amounts have been prorated. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration shall be final and unadjustable except as provided in the following paragraph. For purposes of this Section 7.1.4 and Section 7.1.5 and 7.1.6 the terms "Rent" and "Rents" shall include, without limitation, base rents, additional rents, percentage rents (prorated only when received) and common area maintenance charges received by Seller prior to Closing. The provisions of this Section
7.1.4 shall apply during the Proration Period (as defined below).

7.1.5 If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

7.1.6 If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to deliver to Seller, within seven (7) days after a written request, copies of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.6 shall apply during the Proration Period.

7.1.7 Seller shall pay the cost of all transfer taxes (e.g., excise stamp taxes) and Purchaser shall pay the cost of all recording costs with respect to the Closing. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees.

7.2   Items To Be Delivered Prior To Or At Closing.

7.2.1 Seller. At Closing, Seller shall convey to Purchaser good and marketable fee simple title, subject only to the approved Permitted Exceptions, by one or more deeds (as may be required in Section 16.18 of this Purchase Contract), and shall deliver to Purchaser, each of the following items:

7.2.1.1 Special Warranty Deed in the form attached as Exhibit 7.2.1.1 to Purchaser. The acceptance of such deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

7.2.1.2 A Bill of Sale  without  recourse or  warranty  in the form  attached as
Exhibit 7.2.1.2 covering all Property Contracts, Commercial Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser of, among other things, Seller's obligations thereunder.

7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

7.2.1.4     A closing statement executed by Seller.

7.2.1.5 A vendor's affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Purchase Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitments, provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract, together with such other documentation reasonably required by Title Insurer to consummate the
transactions   contemplated   herein.

7.2.1.6 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

7.2.1.7 A rent roll certified to the best of Seller's knowledge, to be true and correct as of the Closing Date.

7.2.1.8 Duly executed notice letters to tenants under the Commercial Leases in effect as of the Closing Date (the "Tenant Notices"), executed by Seller in form and substance reasonably satisfactory to Purchaser. Tenant Notices shall disclose the Property has been sold to Purchaser and that, after the closing, all rents should be paid to Purchaser.

7.2.1.9 Except for the items expressly listed above or below to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller delivers such documents or items to the custody of Purchaser's representatives.

7.2.1.10 To the extent in Seller's possession or control, (a) original copies (and if no originals then copies thereof) of the Commercial Leases and Property Contracts, lease files, (b) keys to the property, (c) Seller's books and records (other than proprietary information) regarding the Property, (d) original copies of the tenant estoppels, (e) all certificates of insurance from tenants, and (f) any original as-built plans and specifications relating to the Property.

7.2.1.11 A certificate by Seller to the effect that to the best knowledge of Seller, all of the representations, warranties and covenants of Seller contained herein remain true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing. 7.2.1.12 An original resolution of Seller authorizing the execution of this Purchase Contract, the conveyance documents and all other documents to be executed by Seller and the performance by Seller hereunder and thereunder together with a good standing certificate of Seller.

7.2.2 Purchaser. At Closing, Purchaser shall deliver to the Title Company (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Company, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. Purchaser, if request is made within a reasonable time prior to Closing, agrees to provide at Closing separate certified or cashier's checks as requested, aggregating not more than the amount of the balance of the portion of Purchase Price, to facilitate the satisfaction of any such liens or encumbrances. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

7.2.2.2     A closing statement executed by Purchaser.

7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit 7.2.1.2.

7.2.2.4     A  countersigned   counterpart  of  the  Assignment  in  the  form
attached as Exhibit 7.2.1.3.

7.2.2.5 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

                                   ARTICLE 8

                  REPRESENTATIONS, WARRANTIES AND COVENANTS

                             OF SELLER AND PURCHASER

8.1   Representations And Warranties Of Seller.

8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

8.1.1.1 Seller is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at the Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any purchase contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other purchase contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property;

8.1.1.2 Seller owns insurable, fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.7 and 6.8 hereof and Seller shall have no other liability as a result thereof, either before or after Closing);

8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Commercial Leases (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.7 and 6.8 hereof).

8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely, to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;

8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended;

8.1.1.6 To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable;

8.1.1.7 Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable;

8.1.1.8 To the best of Seller's knowledge, Seller has not received any written notice from any governmental agency (a) alleging any existing and/or uncorrected violation of any fire zoning, building, environmental, or health law or regulation affecting the Property, and (b) providing notice of any proposed taking or condemnation;

8.1.1.9 To the best of Seller's knowledge, the copies of all Property Contracts and Commercial Leases provided to Purchaser pursuant to Article 5 are true, accurate and correct in all material respects. To the best of Seller's knowledge, the rent roll is true, accurate and complete in all respects setting forth the Commercial Leases;

8.1.1.10 To the best of Seller's knowledge, (a) all operating statements provided to Purchaser by Seller accurately and completely reflect the revenue, expenses, and income for the Property for the periods covered thereby and (b) the amount of each individual item of revenue and expense set forth therein is true and correct in all material respects; and

8.1.1.11 To the best of Seller's knowledge, other than as specifically set forth in the Title Commitment or in the Leases, there are no exclusive use agreements, radius clauses, restrictive covenants, or contractual use or occupancy restrictions which materially affect the Property.

8.1.1.12 To the best of Seller's knowledge, and except as may be revealed in any environmental report or other documentation obtained by or delivered to
Purchaser: (a) Seller has received no written notification that there has been a release of Hazardous Material (as hereinafter defined) on the Property, nor written notification that any part thereof contains any Hazardous Material; and
(b) Seller has received no written notification that the Property nor any part hereof has ever been used as a dump site or storage (whether permanent or temporary) site for any Hazardous Material. As used herein, the term "Hazardous Material" means and includes asbestos and petroleum products and any other hazardous, toxic or dangerous waste, substance or material defined as such in, for purposes of, the Comprehensive Environmental Response, Compensations and Liability Act ("CERCLA") (42 U.S.C. 9601 et seq.), any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material.

8.1.1.13 To the best of Seller's knowledge, there are no Property Contracts which will be in effect at the date of Closing and that could give rise to mechanic's, materialmen's, or other workers' liens against the Property other than those transferred to Purchaser at Closing and approved by Purchaser in writing prior to Closing.

8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the Offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Commercial Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; provided, however, the termination of the lease for any one of (i) T.J. Maxx, (ii) Michaels or (iii) Gateway Computer shall entitle Purchaser to terminate this Purchase Contract, in which event this Purchase Contract shall be of no further force and effect and Purchaser shall be entitled to immediate return of the Deposit and the Additional Deposit, and the Closing Extension Option Deposit (if then paid). Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section 8.1.3 below.

8.1.3 Seller and Purchaser agree that those representations contained in Section
8.1 shall survive Closing for a period of One (1) year (that is, any proceeding based on the breach of a representation contained in Section 8.1 that survives Closing must be commenced within One (1) year subsequent to the date of such representation). In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had knowledge of such breach, Purchaser shall be deemed to have waived any right of recovery and Seller shall not have any liability in connection therewith.

8.1.4 Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Ms. Vicki Webster, property manager, SSR/Metric Property Management, (770) 988-9510, Ext. 18.

8.2  Representations  And  Warranties  Of  Purchaser

8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

8.2.2 With respect to  Purchaser  and its  business,  Purchaser  represents  and
warrants,   in  particular,   that:

8.2.2.1  Intentionally   Omitted.

8.2.2.2  Intentionally  Omitted.

8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

8.2.2.4 Purchaser's execution, delivery and performance of this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto does not (i) violate any provision of any law, governmental rule or regulation currently in effect, (ii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iii) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

8.2.2.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser.

8.2.3 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.

8.2.4 Intentionally Omitted.

                                   ARTICLE 9

                         CONDITIONS PRECEDENT TO CLOSING

9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;

9.1.2 Each of the representations and warranties of Seller contained herein shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date;

9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

9.1.4 Purchaser shall have received the Title Commitment excepting only those Permitted Exceptions and all exceptions noted in Exhibit 6.2.1 attached hereto and approved by Purchaser and the Title Insurer shall have agreed to issue a title policy pursuant to the Title Commitment;

9.1.5 Seller shall deliver to Purchaser at least five (5) business days prior to the Closing Date an executed estoppel letter (the "Tenant Estoppels") and a subordination, non-disturbance and attornment agreement ("SNDAs"), in the forms attached hereto as Exhibit 9.1.5 (the "Tenant Estoppels"), or in the form described or contemplated in the respective Commercial Leases, from Tenants whose leases constitute in the aggregate not less than seventy percent (70%) of the rentable square footage of the Improvements, and which 70% must include the following Tenants: TJ Maxx, Michael's, Gateway Computer. In addition, Seller shall deliver to Purchaser at least one (1) business day prior to the Closing Date, a Seller's certificate (the "Seller's Certificates"), limited to the best of Seller's knowledge, for each Tenant for which Seller does not deliver a Tenant Estoppel, which Seller's Certificates shall be in favor of Purchaser and in substantially similar form to the Tenant Estoppel form attached hereto; provided, however, Seller's failure to deliver such Tenant Estoppels, SNDAs shall not constitute a breach by Seller hereunder (but shall relieve Purchaser from its obligation to close hereunder).

9.1.6 Purchaser shall not have terminated this Purchase Contract as otherwise permitted hereunder;

9.1.7 There shall be no additional title matters of record subsequent to the issuance of the Title Commitment, which will not be cured or removed by Seller at Closing.

9.1.8 There shall be no additional survey matters subsequent to the delivery of the Survey which will not be cured or removed by Seller at Closing.

9.1.9 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above. If Purchaser terminates this Purchase Contract due to the failure of satisfaction of a condition precedent as set forth in this Section 9.1, the Deposit, the Closing Extension Option Deposit, and Additional Deposit shall be returned and refunded to Purchaser.

9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of a particular Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

9.2.2 Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

9.2.4 If applicable, Purchaser shall have produced evidence reasonably satisfactory to Seller of Purchaser's compliance with Hart-Scott-Rodino Act requirements or of the non-applicability thereof to the transactions contemplated by this Purchase Contract.

                                   ARTICLE 10

                                    BROKERAGE

10.1 Seller represents and warrants to Purchaser that it has dealt only with Pinnacle Realty Management Company, 7316 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814-2925 ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

                                   ARTICLE 11

                                   POSSESSION

11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

12.1 In the event Purchaser defaults in its performance under this Purchase Contract following the Feasibility Period for any reason other than Seller's inability to convey title as required by this Purchase Contract, or defaults hereunder on or prior to the Closing Date and consummation of the Closing does not occur by reason of such termination or default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser terminates this Purchase Contract or defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit and the Additional Deposit (if then paid) and the Closing Extension Option Deposit (if then paid). The payment and performance of the above as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser.

12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to terminate this Purchase Contract and receive reimbursement of the Deposit and the Additional Deposit and the Closing Extension Option Deposit (or so much thereof as has been received by Escrow Agent) or to seek specific performance of this Purchase Contract.

                                   ARTICLE 13

                            RISK OF LOSS OR CASUALTY

13.1 The risk of loss or damage to the Property by fire or other casualty until the deed of conveyance is recorded is assumed by the Seller, provided that the Seller's responsibility shall be only to the extent of any recovery from insurance now carried on the Property. Upon assignment to Purchaser of any insurance proceeds in respect of fire or other casualty occurring between the date of ratification of this contract and the time of settlement, Purchaser shall have no right to terminate this Purchase Contract on account thereof (unless the damage is estimated by Seller to be in excess of $500,000, in which case Purchaser may terminate this Purchase Contract and receive the return of the Deposit and the Additional Deposit, if then paid and the Closing Extension Option Deposit, if then paid), but Seller shall assign to Purchaser its interest in and to any insurance policies and proceeds thereof payable as a result of such damage or destruction. Seller shall not, in any event, be obligated to effect any repair, replacement, and/or restoration, but may do so at its option in which case Seller may apply the insurance proceeds to the costs of restoration.

                                   ARTICLE 14

                                  RATIFICATION

14.1 This Purchase Contract shall be null and void unless fully executed by Purchaser and Seller on or before January 5, 2000.

                                   ARTICLE 15

                                 EMINENT DOMAIN

15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of Purchaser's receipt from Seller of the occurrence of such event and recover the Deposit and the Additional Deposit (if paid) and the Closing Extension Option Deposit (if then paid) hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 16

                                  MISCELLANEOUS

16.1  Exhibits And Schedules
      All Exhibits and Schedules annexed hereto are a part of this Purchase Contract for all purposes.

16.2  Assignability
      Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, except that Purchaser may assign all or an undivided interest in this Purchaser
Contract to one or more entities so long as (i) Purchaser or its affiliate remains a part of the purchasing entity(ies), (ii) Purchaser is not released from its liability hereunder, and (iii) Seller has received prior written notice from Purchaser of such assignment.

16.3  Binding Effect
      This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

16.4  Captions
      The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

16.5  Number And Gender Of Words
      Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

16.6  Notices
      All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing, or (iv) if sent via facsimile, on the date sender obtains confirmation of delivery with a copy thereof also sent by First Class Mail, addressed as follows:

              If to Seller:                      If to Purchaser:

              Century Pension Income Fund XXIII  Mr. Jeffrey C. Ruttenberg
              Tower Two                          JCR Properties
              2000 South Colorado Boulevard      111 Cheapside
              Suite 2-1000                       Lexington, Kentucky 40588
              Denver, Colorado  80222            Facsimile No.: (606) 288-0083
              Attn:  Mr. Harry Alcock
              Facsimile No.: (303) 692-0786

                    And                          With a copy to:

              Argent Real Estate                 Wyatt, Tarrant & Combs
              1401 Brickell Avenue, Suite 520    1700 Lexington Financial Center
              Miami, Florida  33131              Lexington, Kentucky 40507-1746
              Attn:  Mr. David Marquette         Attn:  J. Mark Burton, Esq.
              Facsimile No.: (303) 371-6898      Facsimile No.: (606) 259-0649

              With a copy to:

              Loeb & Loeb
              1000 Wilshire Boulevard, Suite 1800
              Los Angeles, California  90017
              Attn: Andrew S. Clare, Esq.
                    Karen N. Higgins, Esq.
              Facsimile No.: (213) 688-3460

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

16.7  Governing Law And Venue
      The laws of the State of Kentucky shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

16.8 Entirety And Amendments
      This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

16.9  Severability
      If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

16.10 Multiple Counterparts
      This  Purchase   Contract  may  be  executed  in  a  number  of  identical
counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.

16.11 Further Acts
      In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.

16.12 Construction
      No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

16.13 Confidentiality
      Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants,. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

16.14 Time Of The Essence
      It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

16.15 Cumulative Remedies And Waiver
      No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

16.16 Litigation Expenses
      In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

16.17 Time Periods
      Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

16.18 Exchange
      At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code
Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.

      At Purchaser's sole cost and expense, Purchaser may structure the purchase of the Property from Seller as a Like Kind Exchange under Internal Revenue Code
Section 1031. Seller shall cooperate fully and promptly with Purchaser's conduct of the Like Kind Exchange, provided that all costs and expenses generated by or on behalf of Purchaser in connection with the Like Kind Exchange shall be borne solely by Purchaser, and Seller shall not be required to take title to or contract for the purchase of any other property. If Purchaser uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Purchaser hereunder shall not relieve, release or absolve Purchaser of its obligations to Seller. In no event shall the Closing Date be delayed by the Like Kind Exchange. Purchaser shall indemnify and hold harmless Seller from and against any and all liability arising from and out of the Like Kind Exchange.

16.19 No Personal Liability of Officers, Trustees or directors of Seller's Partners
      Purchaser acknowledges that this Agreement is entered into by Seller which is a California limited partnership, and Purchaser agrees that no individual officer, trustee, director or representative of the partners of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

16.20 No Exclusive Negotiations
      Seller shall have the right, at all times until the Deposit become non-refundable and the Feasibility Period has expired, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property after the end of the Feasibility Period unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.

16.21 Additional Covenants
      Seller hereby covenants as follows:

16.21.1 After the expiration of the Feasibility Period, Seller shall continue to operate and maintain the Property in accordance with Seller's past practices. Provided Purchaser is not in default of the terms of this Purchase Contract, after the expiration of the Feasibility Period until the Closing, Seller will not enter into any agreements which survive the Closing Date without Purchaser's written consent, which consent may be granted or withheld in Purchaser's sole discretion.

16.21.2 Until the date of Closing, Seller shall, at Seller's sole cost and expense: (i) pay for all water, gas, electricity, and other utilities used or consumed in connection with the Property which are not the responsibility of the Tenants, (ii) insure the Property against damage or destruction by fire and all other risks covered by an extended coverage insurance policy, and (iii) obtain, or cause to be obtained, and keep in for comprehensive public liability and property damage insurance providing coverage for injury to person (including death) and property damage (including the loss of use thereof) with limits of liability which comply with the requirements set forth in the Commercial Leases. All utility bills which are not the responsibility of the Tenants and all routine expenses incurred in the normal course of operation of the Property shall be prorated to the date of Closing. Seller shall be responsible for all such utilities and expenses incurred prior to the date of Closing and shall indemnify and hold Purchaser harmless with respect thereto.

16.21.3 Neither party shall accelerate or delay any item of income or expense to the disadvantage of the other.

16.21.4 Seller shall not enter into any new service contracts, management agreements or any amendments thereto related to the Property which extend beyond the date of Closing other than those terminable at no expense to Purchaser upon thirty (30) days notice of less, without the express written consent of Purchaser.

16.21.5 From and after the date this Purchase Contract is executed and delivered by Purchaser and Seller, Seller agrees not to enter into any new Commercial Lease or modify or extend any existing Commercial Lease (collectively, the "Proposed Action(s)") without the prior written consent of Purchaser (which consent shall not be unreasonably withheld). If during the Feasibility Period Purchaser unreasonably disapproves of any such Proposed Action (as determined by Seller in its reasonable discretion), Seller shall have the option to terminate this Purchase Contract upon five (5) days written notice to Purchaser. Upon Purchaser's receipt of such termination notice, Purchaser shall have the right to either accept the termination (in which case the Deposit and Additional Deposit (if then paid) and the Closing Extension Option Default (if then paid) shall be promptly returned to Purchaser and neither party shall have any obligation to the other, except as expressly set forth herein for provisions which survive termination), or Purchaser may approve the Proposed Action (which was previously disapproved), and permit the Purchase Contract to continue. If notice of approval of the Proposed Action is not delivered to Seller within five
(5) days after Purchaser's receipt of the termination notice, Purchaser shall be deemed to have accepted Seller's termination. Seller shall not have the foregoing right of termination after the expiration of the Feasibility Period.

                 [Remainder of Page Intentionally Left Blank]

      NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.

                                         Seller:

                                         CENTURY PENSION INCOME FUND XXIII,
                                         a California limited partnership

                                         By: Fox Partners V,
                                             a California general partnership,
                                             its general partner

                                         By: Fox Capital Management Corporation,
                                             a California corporation,
                                             its general partner

                                             By: ______________________________
                                                 Name: ________________________
                                                 Its: _________________________
                                             Purchaser:


                                         JEFFREY C. RUTTENBERG, an individual

                                  ACKNOWLEDGEMENTS

STATE OF __________________   )
                              )
COUNTY OF ________________    )


      The foregoing instrument was acknowledged before me this _____ day of ____________, _______, by as , of FOX CAPITAL MANAGEMENT CORPORATION, a California corporation, as general partner of FOX PARTNERS V, a California general partnership, as general partner of CENTURY PENSION INCOME FUND XXIII, a California limited partnership, for and on behalf of the limited partnership.

      My commission expires:                          .


[Affix Notary Seal}
                                  NOTARY PUBLIC


STATE OF KENTUCKY

COUNTY OF FAYETTE

      The foregoing instrument was acknowledged before me this _____ day of December, 1999, by JEFFREY C. RUTTENBERG, a single person.

      My commission expires:                          .


[Affix Notary Seal}
                                  NOTARY PUBLIC

                                                                 Exhibit 10.14


                   AMENDMENT TO PURCHASE AND SALE CONTRACT

                                (Regency Center)

      This Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 9th day of February, 2000, by and between CENTURY PENSION INCOME FUND XXIII, a California limited partnership ("Seller"), and JEFFREY C. RUTTENBERG, an individual ("Purchaser"), with respect to an escrow established with Chicago Title Insurance Company.

      Reference is made to that certain Purchase and Sale Contract dated as of December 28, 1999 between Purchaser and Seller (the "Contract"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

      Purchaser and Seller desire to further amend the Contract pursuant to the terms set forth below.

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contract is hereby amended as follows:

1. Extension of Feasibility Period. Section 5.1 of the Contract is hereby amended to provide that with respect to the Environmental Due Diligence (as hereinafter defined) only, the Feasibility Period shall expire at 5:00 p.m., Eastern time on March 29, 2000. Provided Purchaser has not terminated the Contract pursuant to Section 5.2 of the Contract with respect to the issues relating to the Environmental Due Diligence, as determined by Purchaser in his sole discretion, on or before 5:00 p.m. Eastern time on March 29, 2000, Purchaser shall deliver to Escrow Agent at or before 5:00 p.m. Eastern time on March 29, 2000, the $200,000 Additional Deposit. Purchaser hereby rescinds its notice of termination set forth in those certain letters dated February 2, 2000 and February 8, 2000 from Purchaser to Seller.

2. Closing Date. Based on the extension of the Feasibility Period to March 29, 2000, provided Purchaser does not terminate the Contract pursuant to
     Section 5.2 of the Contract, the Closing shall occur on or before April 24, 2000, subject to extension rights set forth in Sections 7.1.2 and 7.1.3 of the Contract.

3. Waiver of Contingencies Other Than Environmental Due Diligence. Purchaser hereby agrees and acknowledges that other than completing an environmental review and an analysis of the Property (the "Environmental Due Diligence"), all of the contingencies relating to the Feasibility Period have been satisfied or waived. Seller and Purchaser agree that Purchaser shall have until 5:00 p.m. Eastern Time on March 29, 2000 to satisfy its due diligence relating to the Environmental Due Diligence.

4. Delivery of Additional Study Reports to Seller. Within five (5) days after Purchaser's receipt thereof, Purchaser agrees to deliver to Seller copies of all reports and studies including, without limitation, the Phase II environmental report obtained by Purchaser in connection with its Environmental Due Diligence.

5. Additional Title Exceptions. Seller hereby acknowledges and agrees that there are no additional title exceptions listed in Exhibit 6.2.1 of the Contract, except as disclosed to Purchaser in writing prior to the expiration of the Feasibility Period.

6.0 Counterparts. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.

      All other terms and conditions of the Contract remain unmodified and in full force and effect.

      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date written above.

                                         Seller:

                                         CENTURY PENSION INCOME FUND XXIII,
                                         a California limited partnership

                                         By: Fox Partners V,
                                             a California general partnership,
                                             its general partner

                                         By: Fox Capital Management Corporation,
                                             a California corporation,
                                             its general partner

                                             By: ______________________________
                                                 Name: ________________________
                                                 Its: _________________________
                                          Purchaser:


                                         JEFFREY C. RUTTENBERG, an individual

                                                                 Exhibit 10.15



                SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

                                (Regency Center)

      This Second Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 29th day of March, 2000, by and between CENTURY PENSION INCOME FUND XXIII, a California limited partnership ("Seller"), and JEFFREY C. RUTTENBERG, an individual ("Purchaser"), with respect to an escrow established with Chicago Title Insurance Company.

      Reference is made to that certain Purchase and Sale Contract dated as of December 28, 1999 between Purchaser and Seller, as amended by an Amendment dated as of February 9, 2000 (collectively, the "Contract"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller desire to further amend the Contract pursuant to the terms set forth below:

1. Extension of Environmental Due Diligence. Section 5.1 of the Contract is hereby amended to provide that with respect to Purchaser completing its environmental review and an analysis of the Property (the "Environmental Due Diligence") only, the Feasibility Period shall expire at 5:00 p.m., Eastern time on April 14, 2000. Provided Purchaser has not terminated the Contract pursuant to Section 5.2 of the Contract with respect to the issues relating to the Environmental Due Diligence, in Purchaser's sole discretion, on or before 5:00 p.m. Eastern time on April 14, 2000, Purchaser shall deliver to Escrow Agent at or before 5:00 p.m. Eastern time on April 14, 2000, the $200,000 Additional Deposit.

2. Closing Date. Based on the extension of the Feasibility Period to April 14, 2000 for Environmental Due Diligence, provided Purchaser does not terminate the Contract, pursuant to Section 5.2 of the Contract, the Closing Date shall occur on or before May 9, 2000, subject to Purchaser's extension rights set forth in Sections 7.1.2 and 7.1.3 of the Contract.

3. Delivery of Additional Study Reports to Seller. This Amendment shall reaffirm that within five (5) days after Purchaser's receipt thereof, Purchaser agrees to deliver to Seller copies of all reports and studies including, without limitation, the Phase II lab analysis and the final environmental report obtained by Purchaser in connection with its Environmental Due Diligence.

4. Counterparts. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.

      All other terms and conditions of the Contract remain unmodified and in full force and effect.

      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Second Amendment as of the date written above.

                                         Seller:

                                         CENTURY PENSION INCOME FUND XXIII,
                                         a California limited partnership

                                         By: Fox Partners V,
                                             a California general partnership,
                                             its general partner

                                         By: Fox Capital Management Corporation,
                                             a California corporation,
                                             its general partner

                                             By: ______________________________
                                                 Name: ________________________
                                                 Its: _________________________
                                          Purchaser:


                                         JEFFREY C. RUTTENBERG, an individual

                                                                 Exhibit 10.16


                   ASSIGNMENT OF PURCHASE AND SALE CONTRACT

      THIS ASSIGNMENT OF PURCHASE AND SALE CONTRACT (the "Assignment") is made and entered into this 14th day of April, 2000, by and between JEFFREY C. RUTTENBERG, an individual (the "Assignor") and HENRY, WATZ, GARDNER, SELLARS & GARDNER, PLLC (the "Assignee").

                                   WITNESSETH:

      WHEREAS, Assignor has entered into that certain Purchase and Sale Contract, dated the 28th day of December, 1999, as amended by that certain Amendment to Purchase and Sale Contract, dated February 9, 2000 and as further amended by that certain Second Amendment to Purchase and Sale Contract, dated March 29, 2000 (collectively, the "Purchase Agreement") with Century Pension Income Fund XXIII, a California limited partnership, (the "Seller") with respect to certain real property known as Regency Centre located at 2325 Nicholasville Road and 171 West Lowry Lane, Lexington, Fayette County, Kentucky (the "Property"), whereby the Seller will sell the Property to Assignor.

      WHEREAS, the Purchase Agreement permits the Assignor to assign his interest in and to and obligations under the Purchase Agreement as part of an IRC Section 1031 tax deferred exchange.

      WHEREAS, Assignor has entered into that certain Exchange Agreement dated as of March 28, 2000, by and between Assignor and Assignee (the "Exchange Agreement").

      WHEREAS, the Assignor now wishes to assign his rights in and to the Purchase Agreement to the Assignee, which assignment is an essential part of the
Section 1031 exchange contemplated by the Exchange Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

1. Assignment of Purchase Agreement. The Assignor hereby assigns to Assignee all of Assignor's rights and privileges under the Purchase Agreement; provided, however, the foregoing assignment shall not release Assignor from its obligations and liabilities under the Purchase Agreement.

2. Notice to Purchase Agreement Seller. The parties hereto hereby notify the Seller of the Assignment contained herein and the Seller hereby joins in this Assignment for the sole purpose of acknowledging and consenting to such Assignment.

      IN TESTIMONY WHEREOF witness the signatures the parties hereto as of date first above written.

                                    ASSIGNOR:


                                    JEFFREY C. RUTTENBERG


                                    ASSIGNEE:

                                    HENRY, WATZ,  GARDNER,  SELLARS & GARDNER,
                                    PLLC

                                    By:

                                    Its:


                                     JOINDER

      The undersigned hereby joins in this Assignment for the sole purpose of acknowledging the Assignment contained herein.

                                    CENTURY PENSION INCOME FUND XXIII,
                                    a California limited partnership

                                    By:   Fox   Partners   V,   a   California
                                          general partnership

                                    Its:  General Partner

                                          By:   Fox Capital Management
                                                Corporation, a California
                                                corporation

                                          Its:  General Partner

                                                By:

                                                Name:

                                                Its: